UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006


                            DETTO TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-100241                01-656333
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                              14320 NE 21st Street,
                            Bellvue, Washington 98007
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425)201-5000


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by Detto Technologies, Inc. ("Detto" or the Company) from time-to-time with the Securities and Exchange Commission (collectively the Filings) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. When used in the Filings, the words anticipate, believe, estimate, expect, future, intend, plan or the negative of those terms and similar expressions as they relate to the Company or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of those risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 3.02 Unregistered Sales of Equity Securities.

      Detto is in the process of offering up to 48,000,000 shares of its unregistered Common Stock (with specified demand and "piggyback" registration rights) to certain current Detto shareholders for $.10 per share (the "Offering") as described in our Form 8-K filed on May 9, 2006. On June 2, 2006, 7,000,000 shares of Detto's unregistered Common Stock (with specified demand and "piggyback" registration rights) were issued to two current Detto shareholders for $.10 per share (the "Offering"), with 5,000,000 of the shares being purchased pursuant to the Guaranty for $500,000 in cash and the remaining 2,000,000 shares were purchased by a current shareholder for $200,000 in cash. No underwriting discounts or commissions were paid in connection with the purchases. Based on the sophistication of the purchasers and the nature of the transaction, those sales were exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereunder ("Section 4(2)").


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DETTO TECHNOLOGIES, INC.
                                                     (Registrant)


Date: June 8, 2006                    By: /s/ William Glynn
                                          --------------------------------------
                                          William Glynn, Chief Financial Officer